SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Aspen Technology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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FILING PURSUANT TO RULE 14a-12

This filing is being made pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended. This filing contains statements about Aspen Technology, Inc. (“Aspen”), Advent International, Inc. (“Advent”), and the proposed sale of Aspen’s Series D convertible preferred stock and warrants to Advent and holders of Aspen’s Series B convertible preferred stock, and the exchange of shares of Aspen’s Series B convertible preferred stock and warrants for Series D convertible preferred stock and warrants.  Statements in this filing regarding these proposed transactions, the expected timetable for completing these transactions, and the benefits to be derived from the proposed transaction and any other statements about Aspen’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause events to differ materially from those indicated by such forward-looking statements, including: Aspen’s ability to consummate the proposed financing transaction and the other factors described in Aspen’s current report on Form 8-K filed with the SEC on July 11, 2003.  Aspen expressly disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this filing.

The following is the text of the materials used by Aspen and its representatives beginning on July 16, 2003 in connection with the proposed financing transaction with Advent and the holders of Aspen’s Series B convertible preferred stock.

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Aspen Technology, Inc.

Investor Briefing Regarding
Series D Financing, Other Proxy Matters
July — August 2003

[LOGO]

© 2003 Aspen Tech. All Rights Reserved.

[GRAPHIC]

Safe Harbor Statement

Some of the information and comments in this presentation may contain forward-looking statements that involve a number of risks and uncertainties.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include the risks set forth under the caption “B.  Factors that may Affect Future Results and the Trading Price of Our Common Stock” in Item 5 of our current report on Form 8-K filed with the Securities and Exchange Commission on July 11, 2003.

$100MM Investment by Advent International

Comprehensive Restructuring of Balance Sheet

•                 Addresses majority of $146MM of near-term maturities

•                 Retires onerous, restrictive Series B Preferred at a discount

•                 Enhances working capital

•                 Eliminates overhang from balance sheet / stock issuance uncertainty

Addresses Customer, Investor & Partner Concerns

Enhances Operating Flexibility

Sponsorship by Value-Added Financial Partner

August 13

Special Meeting to Approve Transaction

Recent Changes Yielding Solid Results

New Management Team

•                 Dave McQuillin appointed as new CEO March 2002; effective October 1, 2002

•                  Larry Evans to continue as Chairman

•                 Wayne Sim becomes SVP Sales July 10, 2002

•                 Manolis Kotzabasakis & Steve Pringle become SVPs of two new product business units –Engineering & Manufacturing / Supply Chain

•                 Chuck Kane assumes CFO position effective July 1, 2003

•                  Lisa Zappala to assist during transition period

New Business Plan

•                 Focus on product line profitability and positive cash flow generation

•                 25% reduction in quarterly expenses since 7/1/02

•                 Restructured company around global product line P&L’s; divested non-core products; improved sales execution

•                 On track to roll-out four key new products to drive future growth

Solid operating performance for the December 2002 and March 2003 quarters

•                 Scheduled to announce June 2003 results August 7, 2003

Significant Challenges Remain

•                              FTC inquiry of Hyprotech acquisition

•                              Significant leverage & near-term maturities

•                              Working capital constrained

•                              Challenging IT spending environment

FTC Inquiry of Hyprotech Acquisition

History

•                  May 2002:  AspenTech completed the $97MM acquisition of Hyprotech Ltd.

•                  June 2002:  FTC launches investigation into Hyprotech acquisition (process ongoing)

Impact on AspenTech’s Operations

Outcome:	Dismissal	Non-Exclusive Licensing of Products	Full Divestiture

Impact:	No Effect	Varies	Materially Negative

•                  $7MM charge for investigation expenses to date / Significant management bandwidth

•                  Uncertainty of ultimate outcome creates issues with existing & potential customers and investors

•                  Significantly impacts our ability to raise capital

•                  The Advent Investment is Not Contingent on Completion of the FTC Inquiry

Significant Leverage & Near-Term Maturities

Debt & Preferred Maturity Profile
Status Quo

[CHART]

•                 Cash and projected cash flow not sufficient to meet redemptions

•                 Potential for highly-dilutive stock issuances to satisfy redemptions (overhang)

•                 Existing Series B Preferred and WB warrants have full ratchet anti-dilution

•                 Leverage and maturities raise significant concerns:

•                Viability: Shareholders,* bondholders,* customers,(1) employees,(1) partners(1)

•                Dilution: Shareholders*

*                                 Impacts valuation

(1)                          Impacts operations

Debt & Preferred Maturity Profile
Status Quo

[CHART]

Debt & Preferred Maturity Profile
Pro Forma, As Adjusted(2)

[CHART]

•                 Cash and projected cash flow not sufficient to meet redemptions

•                 Potential for highly-dilutive stock issuances to satisfy redemptions (overhang)

•                 Existing Series B Preferred and WB warrants have full ratchet anti-dilution

•                 Leverage and maturities raise significant concerns:

•                Viability: Shareholders,* bondholders,* customers,(1) employees,(1) partners(1)

•                Dilution: Shareholders*

*                                 Impacts valuation

(1)                          Impacts operations

•                  The Advent Investment Addresses AspenTech’s Significant Near-Term
Maturities and Leaves Us with a More Flexible Capital Structure

Working Capital Constrained

•                 Cash significantly less than comparable software companies

•                 Limited flexibility to withstand disruptions in business (e.g., negative FTC outcome, economic downturn)

•                 Continued reliance on sale of installment receivables exacerbates problem

Cash, net of Debt	Cash, / CY2003 Revenues

[CHART]	[CHART]

Working Capital Constrained

•                 Cash significantly less than comparable software companies

•                 Limited flexibility to withstand disruptions in business (e.g., negative FTC outcome, economic downturn)

•                 Continued reliance on sale of installment receivables exacerbates problem

Cash, net of Debt Pro Forma, As Adjusted	Cash / CY2003 Revenues Pro Forma, As Adjusted

[CHART]	[CHART]

•                  The Advent Investment Provides $15MM+ of Cash to Bolster Working Capital
Position and Boosts Near-term Cash Flow

Why Now?

Stabilization of Operations

Series B Redemptions Commence August 2003

•                 5.4MM shares immediately  available for issuance

•      Greater than 13% of existing float / shares outstanding

•      17.3x 2003YTD average daily trading volume

•                 Potential for more shares to be issued in future

FTC Issue Still Unresolved

•                 Negative outcome could materially impact operations

•                 Unclear whether Company will have ability to raise capital immediately following outcome (if negative)

5 1/4% Convertible Maturity Looming

•                 Potential FY’04 impact if not resolved

Alternatives Considered

Do Nothing

•                 Deemed too risky given:

•                Upcoming capital redemptions

•                Potential impact on business if negative outcome from FTC process

•                Ongoing challenging IT spending environment

Standalone Recapitalization

•                 Does not provide additional capital

•                 Significant uncertainty in execution

•                 Bondholders’interests not aligned with shareholders

•                 Not deemed to be better than Advent proposal

•                 Anti-dilution provisions of Series B and WB warrants represent significant obstacle

Public Market Financing Alternatives

•                 FTC process a serious obstacle given magnitude of risk

•                 Market capitalization and liquidity preclude raising sufficient capital required for comprehensive restructuring

•                 A Significant Capital Infusion From a Private Equity Investor Was
Deemed the Most Effective Alternative to Address Our Issues

Why Advent International?

•                 Evaluated 20+ potential private equity partners

•                 Terms & conditions of Advent’s proposal deemed to be most favorable to the Company

•                 Only finalist willing to close a financing without resolution of the FTC inquiry

•                 Value-added long-term investor with track record of creating value for portfolio companies

•                    $6.0 billion of cumulative capital raised

•                    Over 100 investment professionals worldwide, headquartered in Boston, with 14 offices worldwide

•                    Seasoned operating and financial partners

Transaction Overview

•                  Advent invests $100MM in Series D Convertible Preferred Stock

•                  $60MM of existing Series B Preferred Stock exchanged for $51MM (15% discount to stated value)

•                  $30MM cash, $21MM of Series D Preferred

•                  Series D holders to receive 7,267,286 warrants:

•                  Advent to receive 6,006,006 warrants

•                  Series B holders to receive 1,261,280 warrants

•                  Existing 791,044 Series B warrants to be amended:

•                  Existing full ratchet anti-dilution price protection amended to standard weighted average (entitled to 5.4MM warrants at $3.33 without amendment)

•                  Exercise price amended to $4.08 (22.5% premium to the $3.33 Series D conversion price)

Sources

($ in millions)

SOURCES

New Series D Preferred (new money)	$100.0
Series D Preferred (rollover)	21.0

Total Sources	$121.0

Uses

($ in millions)

USES

5 1/4% Convertible Debentures	$45.0
Series B Preferred (cash)	30.0
Series B Preferred (rollover)	21.0
Working Capital	15.0
Fees & Expenses	10.0
Total Uses	$121.0

Capitalization

(in millions)

	Actual 3/31/2003	Financing Transaction Adjustments		Pro Forma, As Adjusted 3/31/2003
Cash	$53.4	$15.0		$68.4
Debt:
5 1/4% Convertible Debentures	86.3	(45.9	)(1)	40.3
Capital Leases	9.0	—		9.0
Accenture Debt	5.3	—		5.3
Total Debt	100.6	(45.9)		54.7
New Series D Preferred(2)	—	86.8		86.8
Series B Preferred(3)	55.8	(55.8)		—
Paid-in-Capital	59.3	29.9		89.2
Total Equity & Series D Preferred	115.1	60.9		176.0
Total Capitalization	$215.7	$15.0		$230.7

(1)                      Assumes repurchase of $45.9MM of 5 1/4% Convertible Debentures at 98.

(2)                      Accreting to $121MM at redemption dates; 50% in Year 6 and 50% in Year 7.

(3)                      Accreting to $60MM at put dates.

FY2004 EPS Guidance

($ in thousands, except per share)

FY 2004
	Status Quo(1)	Pro Forma, As Adjusted	Dilution %
Revenue	$327 - $333MM	$327 - $333MM
Net Income
GAAP	$3 - $5MM	($2 - $4MM)
Pro Forma(2)	$9 -$11MM	$11 - $13MM
EPS
GAAP	$0.06 - $0.10	($0.05) - ($0.09)	NM
Pro Forma(2)	$0.18 - $0.22	$0.14 - $0.17	(23)%

(1)                                  Public guidance previously issued on June 2, 2003

(2)                                  Excludes preferred accretion and dividends on preferred stock

Fully-Diluted Ownership

	% Fully-Diluted Ownership
	Status Quo	Pro Forma, As Adjusted
Advent	—	36.4%
Series B Holders	11.9%	11.8%
Other Holders	88.2%	51.8%
Total Shares	100.0%	100.0%

AZPN Stock Price Performance

January 1, 2003 — July 11, 2003

[CHART]

AZPN Relative Stock Price Performance: January 1, 2003 —July 11, 2003

[CHART]

Other Matters on Proxy

Reverse stock split (Questions #2 & #3)

•                   Authorize Board to effect a 1-for-2 or a 1-for-3 reverse stock split

 •                  Discretion of the Board prior to January 31, 2004

Authorized capital (Question #4)

 •                  Increase authorized common from 120MM to 210MM shares

 •                  Increase the total number of shares of capital stock from 130MM to 220MM

 •                  Subject to adjustment for reverse stock split

Reduce par value of common stock from $0.10 to $0.001 (Question #5)

Amend option plans (Questions #6 & #7)

•                Approve adoption of 2003 stock incentive plan

 •                  Amend our 1995 director stock option plan

Reverse Stock Split —Why?

Benefits of a higher share price

 •                  Broadens potential investor universe for AspenTech shares

 •                  Higher share price reduces commission as % of total transaction value for investors

 •                  EPS measurement more relevant with fewer shares outstanding

 •                  Double-digit share price has positive signaling effect among many investors

Mechanics

 •                  Two stock split questions on the proxy

•                  Authorize the Board to effect a 1-for-2 or a 1-for-3 reverse stock split

•                  If shareholders approve one or both split ratios, Board will have discretion to effect the reverse stock split prior to January 31, 2004

•                   Does NOT impact economic ownership of existing stakeholders

Proposed Changes to Option Plans

Why?

 •                  Equity incentives key component of employee compensation

 •                  Independent review by compensation consultant determined existing equity compensation below market versus comparable companies

•                  Current management ownership 2.8% versus 4.8% for comparables

•                  4.5% following proposed financing transaction

•                  4.5 MM options (53.5% of total) have exercise prices greater than $10.00

•                   Following additional grants, few shares remaining for future grants

Proposal (all share numbers are pre-split)

•                   Authorize 3.6MM shares to be available for future grants under 2003 plan

 •                  Authorize an increase in shares reserved under 1995 director plan from 440K to 800K shares

Conclusion

The proposed Advent investment provides AspenTech with a more conservative capital structure and paves the way for future appreciation in equity value

Comprehensive Restructuring of Balance Sheet

•                   Addresses majority of $146MM of near-term maturities

•                   Retires onerous, restrictive Series B Preferred at a discount

 •                  Enhance working capital

 •                  Eliminates overhang from balance sheet / stock issuance uncertainty

Addresses Customer, Investor & Partner Concerns

Enhances Operating Flexibility

Sponsorship by Value-Added Financial Partner

We Recommend That You Vote in Favor of the Financing Transaction
and the Other Proposals at the Special Meeting of Stockholders on
August 13th

Pro Forma, As Adjusted

“Pro Forma, As Adjusted,” as used in this presentation, takes into account the following adjustments:

(1)                                  Completion of the financing transaction, as contemplated in the definitive proxy statement dated July 11, 2003.

(2)                                  Use of $45MM of proceeds to retire $46MM of 5 1/4% Convertible Debentures at 98% of face value.  Under our agreement with Advent, we will be obligated to apply these proceeds to redeem 5 1/4% Convertible Debentures at or prior to maturity.  We may determine not to redeem debentures prior to maturity, or we may redeem debentures at a different price.

(3)           The percentages of fully-diluted ownership, pro forma, as adjusted, on page 17 are based on the fully-diluted capitalization of the Company as of June 20, 2003, which includes the following: shares of common stock outstanding, shares of common stock issuable upon conversion of preferred stock, shares of common stock issuable upon conversion of warrants, shares of common stock issuable upon exercise of outstanding options, shares of common stock available for issuance under the Company's stock option and stock purchase plans, and 759,864 shares of common stock issuable on conversion of the remaining 5 1/4% Convertible Debentures, after giving effect to the repurchase described in footnote (2) above.  (The percentages of fully-diluted ownership, status quo do not give effect to the completion of the financing transaction, including the repurchase of the 5 1/4% Convertible Debentures described in footnote (2).)

Aspen Technology, Inc.

Investor Briefing Regarding
Series D Financing, Other Proxy Matters
July — August 2003

[LOGO]

©2003 Aspen Tech. All Rights Reserved.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Aspen has filed with the SEC and mailed to its stockholders a Proxy Statement in connection with the proposed transactions. The Proxy Statement contains important information about Aspen, Advent International, Inc., the proposed transactions and related matters. Investors and security holders are urged to read the Proxy Statement carefully.

Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by Aspen through the web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders may obtain free copies of the Proxy Statement by contacting Investor Relations, Aspen Technology, Inc., Ten Canal Park, Cambridge, Massachusetts  02141, telephone (617) 949-1000.

Aspen, Advent and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by Aspen’s financing transaction.  Information regarding Aspen’s directors and executive officers is contained in Aspen’s Form 10-K for the fiscal year ended June 30, 2002 and its proxy statement dated July 11, 2003, which have been filed with the SEC.  As of June 20, 2003, Aspen’s directors and executive officers beneficially owned approximately 2,810,880 shares of Aspen’s common stock, representing approximately 6.9% of that class.  As of June 20, 2003, Advent had no beneficial ownership of Aspen common stock.